UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2025

1RT Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42731	33-1579459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street

2nd Floor Suite C

New York, New York 10001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (315) 810-1230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-quarter of one redeemable warrant	ONCHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ONCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ONCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 3, 2025, 1RT Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 2,250,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-quarter of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements:

●	An Underwriting Agreement, dated July 1, 2025 (the “Underwriting Agreement”), by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 1, 2025 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 1, 2025 (the “Investment Management Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 1, 2025 (the “Registration Rights Agreement”), by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated July 1, 2025 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and 1RT Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated July 1, 2025 (the “Cantor Private Placement Warrants Purchase Agreement,” and together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and between the Company and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

●	A Letter Agreement, dated July 1, 2025 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

●	Indemnity Agreements, dated July 1, 2025 (the “Indemnity Agreement”), by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

●	Director Award Agreements, dated July 1, 2025 (the “Director Award Agreements”), by and among the Company and each independent director of the Company, a form of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

The terms and conditions of the Underwriting Agreement, Warrant Agreement, Investment Management Trust Agreement, Registration Rights Agreement, Private Placement Warrants Purchase Agreement, Letter Agreement, Indemnity Agreement and Director Award Agreement are described more fully in the Company’s final prospectus dated July 1, 2025 (the “Prospectus”), included in the Company’s Registration Statement on Form S-1 filed on June 11, 2025, as amended, and declared effective on July 1, 2025 (Registration No. 333-287941) (the “Registration Statement”). The description of each such agreement is qualified in its entirety by reference to the full text of the respective agreement.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 2,250,000 warrants (the “Private Placement Warrants,”) to the Sponsor and Cantor Fitzgerald & Co., the representative of the underwriters, at a price of $2.00 per Warrant, or $4,500,000 in the aggregate. Of those 2,250,000 Private Placement Warrants, the Sponsor purchased 1,500,000 Private Placement Warrants and Cantor Fitzgerald & Co. purchased 750,000 Private Placement Warrants. Each Private Placement Warrant is exercisable to purchase one Class A Ordinary Share at $11.50 per share. The Private Placement Warrants (and underlying securities) are identical to the Warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2025, in connection with the IPO, Jeffrey Blockinger, Matt Frymier, Jeffrey Nuechterlein and Eric Vincent, (collectively the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective July 1, 2025, each of Messrs. Blockinger, Frymier and Nuechterlein was appointed to the Board’s Audit Committee, with Mr. Frymier serving as chair of the Audit Committee. Each of Messrs. Blockinger, Frymier and Nuechterlein was appointed to the Board’s Compensation Committee, with Mr. Nuechterlein serving as chair of the Compensation Committee.

Biographical information for each of the Messrs. Blockinger, Frymier, Nuechterlein and Vincent can be found in the Prospectus under the section entitled “Management,” which is incorporated by reference into this Item 5.02.

Messrs. Blockinger, Frymier and Nuechterlein will receive an indirect interest in 25,000 founder shares, through membership interests in the Sponsor, for approximately the same nominal per share purchase price paid by the Sponsor, subject to each independent director’s agreement to forfeit such interest in such shares to the Sponsor if he ceases to continue to serve in such capacity prior to the completion of the Company’s initial business combination.

On July 1, 2025, the Company entered into Indemnity Agreements with each of the Directors, Joe Majocha, the Chief Financial Officer of the Company, and Dan Tapiero, the Chief Executive Officer and Chairman of the Board, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the Indemnity Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Indemnity Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On July 1, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on July 1, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

A total of $172,500,000 of the proceeds from the IPO and the sale of the Private Placement Warrants (which amount includes $8,212,500 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Board may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 1, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 3, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 1, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated July 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, July 1, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated July 1, 2025, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Warrants Purchase Agreement, dated July 1, 2025, by and between the Company and the Sponsor.

10.4	Cantor Private Placement Warrants Purchase Agreement, dated July 1, 2025, by and between the Company and the Sponsor.

10.5	Letter Agreement, dated July 1, 2025, by and among the Company, its officers, directors, and the Sponsor.

10.7	Form of Indemnity Agreement (filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 filed on June 11, 2025, and incorporated herein by reference).

10.8	Form of Director Award Agreement (filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed on June 11, 2025, and incorporated herein by reference).

99.1	Press Release, dated July 1, 2025.

99.2	Press Release, dated July 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1RT ACQUISITION CORP.

	By:	/s/ Daniel Tapiero
		Name:	Daniel Tapiero
		Title:	Chief Executive Officer
Dated: July 3, 2025